Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

CLAWBACK POLICY

As part of our commitment to strong corporate governance, the Company has implemented a Clawback Policy for executive compensation. The Company’s Audit Committee is responsible for overseeing the policy. Under this policy, the Company has the right to recover any performance-based compensation, including bonuses and stock options that were awarded to executives based on materially misstated financial statements. The clawback can be enforced if the financial results are later restated due to fraud, negligence, or other errors and the executives are found to have engaged in actions contributing to the restatement.

For more details on the Clawback Policy, please refer to Exhibit 97 of the Company’s Form 10-K.